Financial Instruments	9 Months Ended
Sep. 30, 2014
Investments, All Other Investments [Abstract]
Financial Instruments

16. FINANCIAL INSTRUMENTS

Determination of Fair Value

When available, the Company uses quoted market prices to determine fair value and classifies such items in Level 1. In some cases where a market price is not available, the Company will make use of observable market based inputs to calculate fair value, in which case the items are classified in Level 2.

If quoted or observable market prices are not available, fair value is based upon internally developed valuation techniques that use, where possible, current market-based or independently sourced market parameters such as interest rates, currency rates, or yield curves. Items valued using such internally generated valuation techniques are classified according to the lowest level input or value driver that is significant to the valuation. Thus, an item may be classified in Level 3 even though there may be some significant inputs that are readily observable.

The following section describes the valuation methodologies used by the Company to measure various financial instruments at fair value, including an indication of the level in the fair value hierarchy in which each instrument is generally classified. Where appropriate, the description includes details of the valuation models, and the key inputs to those models, as well as any significant assumptions.

Derivatives

CNH Industrial utilizes derivative instruments to mitigate its exposure to interest rate and foreign currency exposures. Derivatives used as hedges are effective at reducing the risk associated with the exposure being hedged and are designated as a hedge at the inception of the derivative contract. CNH Industrial does not hold or issue derivative or other financial instruments for speculative purposes. The credit and market risk for interest rate hedges is reduced through diversification among various counterparties, utilizing mandatory termination clauses and/or collateral support agreements. Derivative instruments are generally classified as Level 2 or 3 in the fair value hierarchy. The cash flows underlying all derivative contracts were recorded in operating activities in the statements of condensed consolidated cash flows.

Foreign Exchange Contracts

CNH Industrial has entered into foreign exchange forward contracts, swaps, and options in order to manage and preserve the economic value of cash flows in non-functional currencies. CNH Industrial conducts its business on a global basis in a wide variety of foreign currencies and hedges foreign currency exposures arising from various receivables, liabilities and expected inventory purchases and sales. Derivative instruments that are utilized to hedge the foreign currency risk associated with anticipated inventory purchases and sales in foreign currencies are designated as cash flow hedges. Gains and losses on these instruments are deferred in accumulated other comprehensive income (loss) and recognized in earnings when the related transaction occurs. Ineffectiveness related to these hedge relationships is recognized currently in the condensed consolidated statements of operations in the line “Other, net” and was not significant for all periods presented. The maturity of these instruments does not exceed 17 months and the after-tax losses deferred in accumulated other comprehensive income (loss) that will be recognized in net sales and cost of goods sold over the next twelve months assuming foreign exchange rates remain unchanged is approximately $(115) million. If a derivative instrument is terminated because the hedge relationship is no longer effective or because the hedged item is a forecasted transaction that is no longer determined to be probable, the cumulative amount recorded in accumulated other comprehensive income (loss) is recognized immediately in earnings. Such amounts were insignificant in all periods presented.

CNH Industrial also uses forwards and swaps to hedge certain assets and liabilities denominated in foreign currencies. Such derivatives are considered economic hedges and not designated as hedging instruments. The changes in the fair values of these instruments are recognized directly in income in “Other, net” and are expected to offset the foreign exchange gains or losses on the exposures being managed.

All of CNH Industrial’s foreign exchange derivatives are considered Level 2 as the fair value is calculated using market data input and can be compared to actively traded derivatives. The total notional amount of CNH Industrial’s foreign exchange derivatives was $9.5 billion and $9.7 billion at September 30, 2014 and December 31, 2013, respectively.

Interest Rate Derivatives

CNH Industrial has entered into interest rate derivatives (swaps and caps) in order to manage interest rate exposures arising in the normal course of business. Interest rate derivatives that have been designated in cash flow hedging relationships are being used by the Company to mitigate the risk of rising interest rates related to existing debt and anticipated issuance of fixed-rate debt in future periods. Gains and losses on these instruments, to the extent that the hedge relationship has been effective, are deferred in accumulated other comprehensive income (loss) and recognized in interest expense over the period in which CNH Industrial recognizes interest expense on the related debt. Any ineffectiveness is recorded in “Other, net” in the condensed consolidated statements of operations and was insignificant for all periods presented. The maximum length of time over which CNH Industrial is hedging its interest rate exposure through the use of derivative instruments designated in cash flow hedge relationships is 54 months. The after-tax losses deferred in accumulated other comprehensive income (loss) that will be recognized in interest expense over the next twelve months is approximately $(1) million.

Interest rate derivatives that have been designated as fair value hedge relationships have been used by CNH Industrial to mitigate the risk of reductions in the fair value of existing fixed rate bonds and medium-term notes due to increases in LIBOR based interest rates. Gains and losses on these instruments are recorded in “Interest expense” in the period in which they occur and an offsetting gain or loss is also reflected in “Interest expense” based on changes in the fair value of the debt instrument being hedged due to changes in LIBOR based interest rates. Ineffectiveness was insignificant for the three and nine months ended September 30, 2014 and 2013, respectively.

CNH Industrial also enters into offsetting interest rate derivatives with substantially similar terms that are not designated as hedging instruments to mitigate interest rate risk related to CNH Industrial’s committed asset-backed facilities. Unrealized and realized gains and losses resulting from fair value changes in these instruments are recognized directly in income. These facilities require CNH Industrial to enter into interest rate derivatives. To ensure that these transactions do not result in the Company being exposed to this risk, CNH Industrial enters into a compensating position. Net gains and losses on these instruments were insignificant for the three and nine months ended September 30, 2014 and 2013, respectively.

All of CNH Industrial’s interest rate derivatives outstanding as of September 30, 2014 and December 31, 2013 are considered Level 2. The fair market value of these derivatives is calculated using market data input and can be compared to actively traded derivatives. The total notional amount of CNH Industrial’s interest rate derivatives was approximately $5.8 billion and $5.7 billion at September 30, 2014 and December 31, 2013, respectively.

Financial Statement impact of CNH Industrial Derivatives

The fair values of CNH Industrial’s derivatives as of September 30, 2014 and December 31, 2013 in the condensed consolidated balance sheets are recorded as follows:

	September 30, 2014	December 31, 2013
	(in millions)
Derivatives Designated as Hedging Instruments:
Assets:
Foreign exchange contracts	$41	$159
Interest rate derivatives	51	49

Total assets	$92	$208

Liabilities
Foreign exchange contracts	$(186)	$(42)
Interest rate derivatives	(16)	(14)

Total liabilities	$(202)	$(56)

Derivatives Not Designated as Hedging Instruments:
Assets:
Foreign exchange contracts	$65	$45
Interest rate derivatives	8	8

Total assets	$73	$53

Liabilities
Foreign exchange contracts	$(29)	$(28)
Interest rate derivatives	(9)	(10)

Total liabilities	$(38)	$(38)

Pre-tax gains (losses) on the condensed consolidated statements of operations related to CNH Industrial’s derivatives for the three and nine months ended September 30, 2014 and 2013 are recorded in the following accounts:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Fair Value Hedges
Interest rate derivatives—Interest expense	$1	$13	$2	$(25)
Gains/(losses) on hedged items—Interest expense	(1)	(13)	(2)	25
Cash Flow Hedges
Recognized in accumulated other comprehensive income (Effective Portion):
Foreign exchange contracts—accumulated other comprehensive income	$(113)	$46	$(242)	$131
Interest rate derivatives—accumulated other comprehensive income	$(3)	$(11)	$(1)	$(6)
Reclassified from accumulated other comprehensive income (Effective Portion):
Foreign exchange contracts—Net sales	$7	$6	$19	$11
Foreign exchange contracts—Cost of goods sold	(2)	10	48	(3)
Foreign exchange contracts—Other, net	(21)	12	(33)	38
Interest rate derivatives—Interest expense	(4)	(4)	(9)	(12)
Not Designated as Hedges
Foreign exchange contracts—Other, net	$(9)	$(8)	$(40)	$49
Interest rate derivatives—Interest expense	$—	$—	$—	$—

Items Measured at Fair Value on a Recurring Basis

The following tables present for each of the fair-value hierarchy levels the Company’s assets and liabilities that are measured at fair value on a recurring basis at September 30, 2014 and December 31, 2013:

	Level 1		Level 2		Total
	September 30, 2014	December 31, 2013	September 30, 2014	December 31, 2013	September 30, 2014	December 31, 2013
	(in millions)
Assets
Foreign exchange derivatives	$—	$—	$106	$204	$106	$204
Interest rate derivatives	—	—	59	57	59	57
Available for sale securities	1	1	—	—	1	1

Total assets	$1	$1	$165	$261	$166	$262

Liabilities
Foreign exchange derivatives	$—	$—	$(215)	$(70)	$(215)	$(70)
Interest rate derivatives	—	—	(25)	(24)	(25)	(24)

Total liabilities	$—	$—	$(240)	$(94)	$(240)	$(94)

Fair Value of Other Financial Instruments

The carrying value of cash and cash equivalents, restricted cash, trade accounts receivable and accounts payable included in the condensed consolidated balance sheets approximates their fair value.

Financial Instruments Not Carried at Fair Value

The estimated fair market values of financial instruments not carried at fair value in the condensed consolidated balance sheets as of September 30, 2014 and December 31, 2013 are as follows:

	September 30, 2014		December 31, 2013
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Financing receivables	$22,294	$22,194	$21,976	$21,974
Debt	$30,833	$31,259	$29,866	$30,361

Financing receivables

The fair value of financing receivables is based on the discounted values of their related cash flows at current market interest rates and they are classified as a Level 3 fair value measurement.

Debt

All debt is classified as a Level 2 fair value measurement, with the exception of bonds issued by CNH Industrial Finance Europe S.A. which are classified as a Level 1 fair value measurement.